UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2022

MERCER INTERNATIONAL INC.

(Exact name of Registrant as Specified in Its Charter)

Washington	000-51826	47-0956945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1120, 700 West Pender Street, Vancouver, British Columbia, Canada, V6C 1G8

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (604) 684-1099

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	MERC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On September 30, 2022, the Company filed a Current Report on Form 8-K (the "Original Report") to report that its wholly owned subsidiary, Mainsee 1434. VV GmbH completed the acquisition from Wood Intermediate S.à r.l. of all of the outstanding shares of Wood Holdco GmbH ("Wood Holdco"), which is the parent company of HIT Holzindustrie Torgau GmbH & Co. KG (the "Transaction").

This Amendment No. 1 to Current Report on Form 8-K/A (this "Amended Report"), supplements and amends the Original Report to include the financial statements and pro forma financial information required under Item 9.01 of Form 8-K in respect of the Transaction as further described below. Other than as described herein, this Amended Report does not amend any other information previously filed in the Original Report, which information is incorporated herein by reference.

Item 9.01.Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited financial statements of Wood Holdco as at and for the year ended December 31, 2021 and the related notes to the financial statements are filed as Exhibit 99.2 hereto. The financial statements of Wood Holdco were prepared under German generally accepted accounting principles, which differ in certain respects from United States generally accepted accounting principles. Please refer to the notes to the audited financial statements of Wood HoldCo for the year ended December 31, 2021 for further information.

(b) Pro Forma Financial Information

The unaudited pro forma financial information of the Company giving effect to the Transaction, consisting of an unaudited pro forma consolidated balance sheet as of June 30, 2022, an unaudited pro forma consolidated statement of operations for the six months ended June 30, 2022 and an unaudited pro forma consolidated statement of operations for the year ended December 31, 2021, and related notes are filed as Exhibit 99.3 hereto.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers GmbH Wirtschaftsprüfungsgesellschaft with respect to the financial statements of Wood Holdco.
99.1	Press release issued by the Company on September 30, 2022 (previously filed).
99.2	Audited financial statements of Wood Holdco for the year ended December 31, 2021.
99.3	Pro Forma financial information.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER INTERNATIONAL INC.

Date: December 14, 2022	By:	/s/ David K. Ure
David K. Ure
Chief Financial Officer

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